UBS Investment Bank

Fixed Bid Stratification

,; MALT04_12G5

Pool Summary	COUNT	UPB	%
Non-Conforming	285	$149,432,009.41	100.00%
Total:	285	$149,432,009.41	100.00%
Adjusted Balance: $149,432,009.41
Data as of Date: 2004-11-01
AVG UPB: $524,322.84
GROSS WAC: 6.5106%
NET WAC: 6.246%
% SF/PUD: 88.31%
% FULL/ALT: 27.81%
% CASHOUT: 40.14%
% PURCHASE: 43.85%
% BUYDOWN: 0.00%
% INVESTOR: 6.16%
% LTV > 80 NO MI: 0.00%
WA LTV: 70.42%
% FICO > 679: 69.78%
% NO FICO: 0.00%
WA FICO: 708
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 13.87%
CALIFORNIA %: 42.83%
Latest Maturity Date: 20341101

Product Type	COUNT	UPB	%
30 YR FXD	285	$149,432,009.41	100.00%
Total:	285	$149,432,009.41	100.00%

Original Balance	COUNT	UPB	%
$300,000.01 - $350,000.00	18	$6,141,233.11	4.11%
$350,000.01 - $400,000.00	76	28,798,169.31	19.27
$400,000.01 - $450,000.00	43	18,349,118.97	12.28
$450,000.01 - $500,000.00	46	21,899,731.00	14.66
$500,000.01 - $550,000.00	20	10,492,380.63	7.02
$550,000.01 - $600,000.00	21	12,188,773.12	8.16
$600,000.01 - $650,000.00	28	17,751,087.31	11.88
$650,000.01 - $700,000.00	4	2,742,001.35	1.83
$700,000.01 - $750,000.00	6	4,272,774.54	2.86
$750,000.01 - $800,000.00	3	2,345,583.54	1.57
$800,000.01 - $850,000.00	1	836,923.98	0.56
$850,000.01 - $900,000.00	3	2,637,321.89	1.76
$900,000.01 - $950,000.00	1	938,921.91	0.63
$950,000.01 - $1,000,000.00	6	5,983,901.73	4.00
$1,000,000.01 >=	9	14,054,087.02	9.41
Total:	285	$149,432,009.41	100.00%
Minimum: $334,800.00
Maximum: $2,925,000.00
Average: $525,990.56

Unpaid Balance	COUNT	UPB	%
$300,000.01 - $350,000.00	19	$6,490,543.81	4.34%
$350,000.01 - $400,000.00	76	28,847,806.06	19.30
$400,000.01 - $450,000.00	43	18,397,893.56	12.31
$450,000.01 - $500,000.00	45	21,452,008.96	14.36
$500,000.01 - $550,000.00	21	11,024,716.09	7.38
$550,000.01 - $600,000.00	20	11,656,437.66	7.80
$600,000.01 - $650,000.00	29	18,399,714.03	12.31
$650,000.01 - $700,000.00	3	2,093,374.63	1.40
$700,000.01 - $750,000.00	6	4,272,774.54	2.86
$750,000.01 - $800,000.00	3	2,345,583.54	1.57
$800,000.01 - $850,000.00	1	836,923.98	0.56
$850,000.01 - $900,000.00	3	2,637,321.89	1.76
$900,000.01 - $950,000.00	1	938,921.91	0.63
$950,000.01 - $1,000,000.00	6	5,983,901.73	4.00
$1,000,000.01 >=	9	14,054,087.02	9.41
Total:	285	$149,432,009.41	100.00%
Minimum: $331,145.73
Maximum: $2,905,731.17
Average: $524,322.84

Gross Rate	COUNT	UPB	%
6.001% - 6.250%	68	$31,016,625.20	20.76%
6.251% - 6.500%	150	80,484,100.28	53.86
6.501% - 6.750%	44	23,641,348.06	15.82
6.751% - 7.000%	14	7,413,430.77	4.96
7.001% - 7.250%	3	2,563,739.51	1.72
7.251% - 7.500%	3	1,593,767.72	1.07
7.501% - 7.750%	2	1,360,490.61	0.91
7.751% - 8.000%	1	1,358,507.26	0.91
Total:	285	$149,432,009.41	100.00%
Minimum: 6.125%
Maximum: 8.000%
Weighted Average: 6.511%

Net Rate	COUNT	UPB	%
5.751% - 6.000%	68	$31,016,625.20	20.76%
6.001% - 6.250%	151	81,111,290.25	54.28
6.251% - 6.500%	43	23,014,158.09	15.40
6.501% - 6.750%	14	7,413,430.77	4.96
6.751% - 7.000%	3	2,563,739.51	1.72
7.001% - 7.250%	3	1,593,767.72	1.07
7.251% - 7.500%	2	1,360,490.61	0.91
7.501% - 7.750%	1	1,358,507.26	0.91
Total:	285	$149,432,009.41	100.00%
Minimum: 5.875%
Maximum: 7.750%
Weighted Average: 6.246%

Original Term to Maturity	COUNT	UPB	%
241 - 300	1	$437,489.59	0.29%
360 - 360	284	148,994,519.82	99.71
Total:	285	$149,432,009.41	100.00%
Minimum: 300
Maximum: 360
Weighted Average: 360

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank

Fixed Bid Stratification

,; MALT04_12G5

Remaining Term to Stated Maturity	COUNT	UPB	%
241 - 300	1	$437,489.59	0.29%
301 - 359	274	144,800,169.82	96.90
360 - 360	10	4,194,350.00	2.81
Total:	285	$149,432,009.41	100.00%
Minimum: 294
Maximum: 360
Weighted Average: 356

Seasoning	COUNT	UPB	%
<= 0	10	$4,194,350.00	2.81%
1 - 1	35	16,077,142.59	10.76
2 - 2	72	34,140,684.29	22.85
3 - 3	51	28,289,351.58	18.93
4 - 4	34	18,484,482.78	12.37
5 - 5	10	5,930,957.47	3.97
6 - 6	11	5,830,263.25	3.90
7 - 12	57	34,053,250.88	22.79
13 - 24	5	2,431,526.57	1.63
Total:	285	$149,432,009.41	100.00%
Minimum: 0
Maximum: 21
Weighted Average: 4

FICO Scores	COUNT	UPB	%
580 - 589	1	$497,100.33	0.33%
590 - 599	1	395,000.00	0.26
600 - 609	1	439,582.51	0.29
610 - 619	2	1,189,564.22	0.80
620 - 629	13	6,181,904.31	4.14
630 - 639	8	4,454,035.21	2.98
640 - 649	12	6,072,272.29	4.06
650 - 659	11	5,453,526.63	3.65
660 - 669	19	12,587,121.96	8.42
670 - 679	16	7,893,181.40	5.28
680 - 689	25	14,418,891.06	9.65
690 - 699	24	12,976,522.96	8.68
700 - 709	16	7,781,669.17	5.21
710 - 719	18	8,181,346.02	5.47
720 - 729	14	6,185,264.84	4.14
730 - 739	16	9,189,953.10	6.15
740 - 749	20	9,065,866.71	6.07
750 - 759	13	8,634,339.53	5.78
760 - 769	21	11,124,498.77	7.44
770 - 779	12	5,330,942.09	3.57
780 - 789	5	2,360,686.69	1.58
790 - 799	10	5,128,449.26	3.43
800 - 809	6	3,442,568.31	2.30
820 - 829	1	447,722.04	0.30
Total:	285	$149,432,009.41	100.00%
Minimum: 589
Maximum: 826
Weighted Average: 708

Loan To Value Ratio	COUNT	UPB	%
20.001% - 25.000%	1	$500,000.00	0.33%
30.001% - 35.000%	2	1,242,754.90	0.83
35.001% - 40.000%	1	726,681.14	0.49
40.001% - 45.000%	7	3,063,915.06	2.05
45.001% - 50.000%	7	4,907,504.58	3.28
50.001% - 55.000%	12	6,084,842.96	4.07
55.001% - 60.000%	25	16,137,941.39	10.80
60.001% - 65.000%	17	12,675,328.57	8.48
65.001% - 70.000%	36	19,956,505.71	13.35
70.001% - 75.000%	44	23,094,191.90	15.45
75.001% - 80.000%	117	54,475,994.33	36.46
80.001% - 85.000%	1	407,648.72	0.27
85.001% - 90.000%	11	4,628,239.78	3.10
90.001% - 95.000%	4	1,530,460.37	1.02
Total:	285	$149,432,009.41	100.00%
Minimum: 23.26%
Maximum: 95.00%
Weighted Average: 70.42%

Combined Loan To Value Ratio	COUNT	UPB	%
20.001% - 25.000%	1	$500,000.00	0.33%
30.001% - 35.000%	1	452,138.13	0.30
35.001% - 40.000%	1	726,681.14	0.49
40.001% - 45.000%	5	2,258,015.59	1.51
45.001% - 50.000%	8	5,698,121.35	3.81
50.001% - 55.000%	8	4,303,251.27	2.88
55.001% - 60.000%	23	13,871,161.89	9.28
60.001% - 65.000%	16	12,251,817.06	8.20
65.001% - 70.000%	28	15,721,935.62	10.52
70.001% - 75.000%	41	22,495,549.54	15.05
75.001% - 80.000%	83	39,754,484.28	26.60
80.001% - 85.000%	5	2,048,792.13	1.37
85.001% - 90.000%	39	18,565,932.97	12.42
90.001% - 95.000%	15	6,243,414.74	4.18
95.001% - 100.000%	11	4,540,713.70	3.04
Total:	285	$149,432,009.41	100.00%
Minimum: 23.26%
Maximum: 100.00%
Weighted Average: 73.71%

DTI	COUNT	UPB	%
<= 0.000%	71	$36,937,554.85	24.72%
0.001% - 1.000%	1	650,000.00	0.43
1.001% - 6.000%	1	790,616.77	0.53
6.001% - 11.000%	1	487,500.00	0.33
11.001% - 16.000%	2	1,008,300.36	0.67
16.001% - 21.000%	5	2,213,739.00	1.48
21.001% - 26.000%	15	7,531,583.97	5.04
26.001% - 31.000%	20	14,055,585.24	9.41
31.001% - 36.000%	42	20,973,244.55	14.04
36.001% - 41.000%	77	40,618,862.56	27.18
41.001% - 46.000%	33	16,335,693.96	10.93
46.001% - 51.000%	14	6,601,346.96	4.42
51.001% - 56.000%	2	807,258.93	0.54
56.001% - 61.000%	1	420,722.26	0.28
Total:	285	$149,432,009.41	100.00%
Minimum: 0.000%
Maximum: 58.400%
Weighted Average: 35.664%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank

Fixed Bid Stratification

,; MALT04_12G5

Geographic Concentration	COUNT	UPB	%
California	126	$64,005,087.55	42.83%
New York	48	25,874,116.02	17.31
New Jersey	22	10,601,627.72	7.09
Massachusetts	13	8,532,442.05	5.71
Arizona	10	5,517,873.13	3.69
Florida	8	4,743,769.79	3.17
Maryland	8	3,806,980.11	2.55
Connecticut	5	2,889,272.93	1.93
Hawaii	3	2,856,951.36	1.91
Illinois	6	2,836,875.16	1.90
Texas	4	1,873,227.52	1.25
District Of Columbia	3	1,821,709.76	1.22
Georgia	4	1,636,325.27	1.10
Virginia	3	1,634,873.01	1.09
Pennsylvania	3	1,551,103.60	1.04
Minnesota	3	1,528,442.26	1.02
Nevada	4	1,522,711.46	1.02
Colorado	3	1,121,864.91	0.75
Rhode Island	1	995,646.38	0.67
Washington	2	937,602.66	0.63
South Carolina	1	647,029.91	0.43
Oregon	1	645,929.61	0.43
North Carolina	1	618,811.61	0.41
Utah	1	478,735.63	0.32
Vermont	1	400,000.00	0.27
Maine	1	353,000.00	0.24
Total:	285	$149,432,009.41	100.00%

North-South CA	COUNT	UPB	%
States Not CA	159	$85,426,921.86	57.17%
South CA	89	45,991,930.39	30.78
North CA	37	18,013,157.16	12.05
Total:	285	$149,432,009.41	100.00%

Zip Code Concentration	COUNT	UPB	%
90265	1	$2,905,731.17	1.94%
86336	3	2,129,500.00	1.43
02568	1	2,000,000.00	1.34
33139	2	1,992,708.92	1.33
11976	1	1,799,900.00	1.20
Other	277	138,604,169.32	92.75
Total:	285	$149,432,009.41	100.00%

Loan Purpose	COUNT	UPB	%
Purchase	124	$65,529,302.92	43.85%
Cash Out Refi	111	59,982,415.21	40.14
Rate & Term Refi	50	23,920,291.28	16.01
Total:	285	$149,432,009.41	100.00%

Document Type	COUNT	UPB	%
Full	73	$37,663,857.15	25.20%
Stated Doc	47	26,356,349.92	17.64
Reduced	37	19,219,789.00	12.86
Stated Income Full Asset	36	18,036,974.12	12.07
No Ratio	29	14,776,411.27	9.89
No Doc	18	10,530,076.37	7.05
No Income No Asset	15	7,967,834.87	5.33
Streamline	9	3,915,689.97	2.62
Alternate	8	3,887,188.20	2.60
ZV	4	1,595,700.00	1.07
No Income Verified	3	1,592,060.07	1.07
Limited Income & Asset	1	1,157,055.22	0.77
Employment Verification Only	1	997,273.25	0.67
ZF	2	970,000.00	0.65
ZR	2	765,750.00	0.51
Total:	285	$149,432,009.41	100.00%

Property Type	COUNT	UPB	%
Single Family	219	$113,136,663.13	75.71%
Pud	21	11,094,734.65	7.42
Low Rise Condo (2-4 floors)	10	5,739,487.08	3.84
Two Family	11	5,649,281.59	3.78
Pud Detached	10	5,563,025.09	3.72
High Rise Condo (gt 8 floors)	6	4,065,248.87	2.72
Pud Attached	4	1,784,539.43	1.19
Four Family	1	938,921.91	0.63
Coop	1	596,232.46	0.40
Condomimium	1	480,000.00	0.32
Single Family Attached	1	383,875.20	0.26
Total:	285	$149,432,009.41	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	251	$126,081,038.97	84.37%
Second Home	20	14,146,325.44	9.47
Investor Occupied	14	9,204,645.00	6.16
Total:	285	$149,432,009.41	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	257	$128,705,476.93	86.13%
6.000	1	702,774.06	0.47
12.000	4	3,149,900.00	2.11
24.000	6	2,964,802.89	1.98
36.000	4	1,924,110.69	1.29
60.000	13	11,984,944.84	8.02
Total:	285	$149,432,009.41	100.00%
wa Term: 6.033

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	285	$149,432,009.41	100.00%
Total:	285	$149,432,009.41	100.00%

Silent 2nd	COUNT	UPB	%
N	211	$112,323,359.17	75.17%
Y	73	36,637,325.38	24.52
	1	471,324.86	0.32
Total:	285	$149,432,009.41	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank

Fixed Bid Stratification

,; MALT04_12G5

Lien Position	COUNT	UPB	%
1	285	$149,432,009.41	100.00%
Total:	285	$149,432,009.41	100.00%

Mortgage Ins.	COUNT	UPB	%
AMIC	1	$370,156.84	0.25%
Amerin	5	2,228,965.38	1.49
MGIC	6	2,385,340.68	1.60
PMI Mortgage Insurance	3	1,250,740.24	0.84
Republic Mortgage Insurance	1	331,145.73	0.22
LTV <=80	269	142,865,660.54	95.61
Total:	285	$149,432,009.41	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.